SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: April 21, 2008

CLX MEDICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-09392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29970 Technology Drive, Suite 203, Murrieta, California 92563

(Address of principal executive offices)

Registrant's telephone number, including area code: (951) 677-6735

CLX INVESTMENT COMPANY, INC.

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Special Meeting of Stockholders of CLX Investment Company, Inc. (the “Company”) held on April 8, 2008, a majority of the Company’s stockholders approved the proposal to change the name of the Company to CLX Medical, Inc.

On April 10, 2008 the Company filed a Certificate of Amendment to the Articles of Incorporation with the state of Colorado to change the name of the Company to CLX Medical, Inc. The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.7 to this Current Report on Form 8-K and incorporated herein by reference.

The change in the Company’s name may result in a change to the Company’s trading symbol. The effective date for the name change is April 21, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

Exhibit No.	Description	Location
3.7	Certificate of Amendment to the Articles of Incorporation dated April 10, 2008	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLX MEDICAL, INC.

April 21, 2008	/s/ Vera Leonard
Date	Vera Leonard, Chief Executive Officer